POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned each constitutes and appoints

                                 MICHAEL BESSEL
                                 MICHAEL PONDER

and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the registration statements of Credit Suisse Alternative Capital Multi-Strategy Fund, LLC (333-144304), Credit Suisse Alternative Capital Long/Short Equity Fund, LLC (333-144301), Credit Suisse Alternative Capital Multi-Strategy Institutional Fund, LLC (333-144300), Credit Suisse Alternative Capital Long/Short Equity Institutional Fund, LLC (333-144302), Credit Suisse Alternative Capital Multi-Strategy Master Fund, LLC, Credit Suisse Alternative Capital Long/Short Equity Master Fund, LLC (the "Funds"), to file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Funds, to perform on behalf of the Funds any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 24th day of July 2007.

/s/Philip Chenok                           /s/Egidio Robertiello
----------------                           ---------------------
Philip Chenok                               Egidio Robertiello


/s/Charles A. Hurty                        /s/Karin B. Bonding
-------------------                        -------------------
Charles A. Hurty                           Karin B. Bonding

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints

                               EGIDIO ROBERTIELLO

as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the registration statements of Credit Suisse Alternative Capital Multi-Strategy Fund, LLC (333-144304), Credit Suisse Alternative Capital Long/Short Equity Fund, LLC (333-144301), Credit Suisse Alternative Capital Multi-Strategy Institutional Fund, LLC (333-144300), Credit Suisse Alternative Capital Long/Short Equity Institutional Fund, LLC (333-144302), Credit Suisse Alternative Capital Multi-Strategy Master Fund, LLC, Credit Suisse Alternative Capital Long/Short Equity Master Fund, LLC (the "Funds"), to file any request for exemptive relief from state and federal regulations, to file the prescribed notices in the various states regarding the sale of shares of the Funds, to perform on behalf of the Funds any and all such acts as such attorney-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any such state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorney-in-fact and agent full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 24th day of July 2007.

/s/Philip Chenok                            /s/ Charles A. Hurty
----------------                            --------------------
Philip Chenok                               Charles A. Hurty


/s/Karin B. Bonding
-------------------
Karin B. Bonding